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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 October 1, 2002
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                    001-14039               64-0844345
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

      Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Not applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Not applicable

ITEM 5. OTHER EVENTS

      Not applicable

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

      Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits

     EXHIBIT NUMBER                      TITLE OF DOCUMENT
     --------------                      -----------------
         99.1 Copy of Callon Petroleum Company's Press Release dated October 1, 2002.

ITEM 8. CHANGE IN FISCAL YEAR

      Not applicable

ITEM 9. REGULATION FD DISCLOSURE

      Callon Petroleum Company made the press release attached hereto as Exhibit
99.1 on October 1, 2002, providing details of additional natural gas hedging transactions.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CALLON PETROLEUM COMPANY


October 1, 2002                           By: /s/ James O. Bassi
                                             -----------------------------
                                             James O. Bassi
                                             Vice President and Controller


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                                  EXHIBIT INDEX


     EXHIBIT NUMBER                      TITLE OF DOCUMENT
     --------------                      -----------------
         99.1 Copy of Callon Petroleum Company's Press Release dated October 1, 2002.